Quarterly Holdings Report
for
Fidelity® Real Estate Investment ETF
October 31, 2022
RIE-NPRT1-1222
1.9900255.101
Common Stocks - 99.7%
	Shares	Value ($)
REAL ESTATE - 99.7%
Equity Real Estate Investment Trusts (REITs) - 96.6%
American Assets Trust, Inc.	4,194	115,251
American Homes 4 Rent Class A	9,706	310,010
Apartment Income (REIT) Corp.	6,275	241,148
Crown Castle International Corp.	11,475	1,529,159
CubeSmart	13,724	574,624
DiamondRock Hospitality Co.	21,929	204,817
Digital Realty Trust, Inc.	6,517	653,329
Elme Communities (SBI)	6,775	129,335
Equinix, Inc.	1,473	834,366
Equity Lifestyle Properties, Inc.	7,231	462,495
Essex Property Trust, Inc.	1,231	273,577
Extra Space Storage, Inc.	3,576	634,525
Four Corners Property Trust, Inc.	4,146	106,221
Gaming & Leisure Properties	7,276	364,673
Highwoods Properties, Inc. (SBI)	1,485	41,922
Host Hotels & Resorts, Inc.	22,390	422,723
Invitation Homes, Inc.	11,365	360,157
Iron Mountain, Inc.	6,140	307,430
Kimco Realty Corp.	17,207	367,886
Lamar Advertising Co. Class A	2,556	235,740
LXP Industrial Trust (REIT)	15,764	152,596
Mid-America Apartment Communities, Inc.	3,699	582,408
National Retail Properties, Inc.	10,176	427,697
Phillips Edison & Co., Inc.	7,058	212,728
Piedmont Office Realty Trust, Inc. Class A	2,360	24,662
Prologis (REIT), Inc.	14,848	1,644,415
Regency Centers Corp.	4,988	301,824
RLJ Lodging Trust	14,489	176,331
Ryman Hospitality Properties, Inc.	1,719	152,853
SBA Communications Corp. Class A	4,338	1,170,826
Spirit Realty Capital, Inc.	7,490	290,837
Sun Communities, Inc.	2,790	376,232
UDR, Inc.	14,770	587,255
Urban Edge Properties	7,108	100,365
Ventas, Inc.	15,893	621,893
Veris Residential, Inc. (a)	6,833	108,166
Welltower Op	12,456	760,314
		15,860,790
Real Estate Management & Development - 3.1%
CBRE Group, Inc. (a)	7,245	513,960
TOTAL COMMON STOCKS (Cost $18,980,077)		16,374,750

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $18,980,077)	16,374,750
NET OTHER ASSETS (LIABILITIES) - 0.3%	50,544
NET ASSETS - 100.0%	16,425,294

Legend

(a)	Non-income producing

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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